EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, David H. Thompson, Chief Financial Officer, certify that:

1.   I have read this annual report on Form 10-KSB of International Absorbents Inc.;

2.   To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3.   To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of January 31, 2003.

Date: April 4, 2003

/s/ DAVID H. THOMPSON David H. Thompson Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to International Absorbents Inc. and will be retained by International Absorbents Inc. and furnished to the Securities and Exchange Commission or its staff upon request.